UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 21, 2021

HEALTHCOR CATALIO ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-39949 (Commission File Number)	98-1569027 (I.R.S. Employer Identification No.)

55 Hudson Yards, 28th Floor New York, New York	10001
(Address of principal executive offices)	(Zip Code)

(212) 622-7800

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per Share	HCAQ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 21, 2021, HealthCor Catalio Acquisition Corp. (the “Company”) held an extraordinary general meeting of shareholders (the “Meeting”) at which holders of 17,491,773 ordinary shares (consisting of 10,990,494 Class A ordinary shares and 5,175,000 Class B ordinary shares) were present in person, virtually over the Internet or by proxy, representing 66.03% of the voting power of the Company’s ordinary shares as of November 4, 2021, the record date for the Meeting, and constituting a quorum for the transaction of business. The proposals listed below are described in more detail in the definitive proxy statement/prospectus of the Company, which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 26, 2021 (the “Proxy Statement/Prospectus”). A summary of the voting results at the Meeting is set forth below:

The shareholders approved the Business Combination Proposal, the Domestication Proposal, the Organizational Documents Proposal, Advisory Charter Proposals 4A through 4I, the Stock Issuance Proposal, the Director Election Proposal and the Incentive Plan Proposal (each as defined in the Proxy Statement/Prospectus).

The voting results for each proposal were as follows:

The Business Combination Proposal

For	Against	Abstain
16,165,494	1,325,650	629

The Domestication Proposal

For	Against	Abstain
16,165,284	1,325,650	839

The Organizational Documents Proposal

For	Against	Abstain
15,165,283	2,325,650	840

Advisory Charter Proposal 4A

For	Against	Abstain
15,162,450	2,328,349	974

Advisory Charter Proposal 4B

For	Against	Abstain
13,452,660	4,038,267	846

Advisory Charter Proposal 4C

For	Against	Abstain
13,452,806	4,038,126	841

Advisory Charter Proposal 4D

For	Against	Abstain
15,163,093	2,327,739	941

Advisory Charter Proposal 4E

For	Against	Abstain
13,452,655	4,038,277	841

Advisory Charter Proposal 4F

For	Against	Abstain
13,453,056	4,037,877	840

Advisory Charter Proposal 4G

For	Against	Abstain
17,484,380	6,552	841

Advisory Charter Proposal 4H

For	Against	Abstain
13,459,119	4,031,683	971

Advisory Charter Proposal 4I

For	Against	Abstain
14,950,272	2,540,660	841

The Stock Issuance Proposal

For	Against	Abstain
15,030,667	2,460,166	940

The Director Election Proposal

For	Against	Abstain
5,175,000	0	0

The Incentive Plan Proposal

For	Against	Abstain
15,155,014	2,335,743	1,016

As there were sufficient votes to approve the above proposals, the “Adjournment Proposal” described in the Proxy Statement/Prospectus was not presented to shareholders.

Based on the results of the Meeting, and subject to the satisfaction or waiver of certain other closing conditions as described in the Proxy Statement/Prospectus, the transactions (the “Transactions”) contemplated by that certain Business Combination Agreement, dated as of July 7, 2021, by and among the Company, Optimus Merger Sub I, Inc., Optimus Merger Sub II, Inc., Hyperfine, Inc. (“Hyperfine”), and Liminal Sciences, Inc. (“Liminal”) are expected to be consummated on December 22, 2021. Following the consummation of the Transactions, the New Hyperfine Class A common stock (as such term is defined in the Proxy Statement/Prospectus) is expected to begin trading on the Nasdaq Stock Market under the symbol “HYPR” on December 23, 2021.

Item 8.01. Other Events.

In connection with the Business Combination, holders of 17,142,244 Class A ordinary shares exercised their right to redeem their shares for cash at a redemption price of approximately $10.00 per share, for an aggregate redemption amount of approximately $171.4 million.

Forward-Looking Statements

This Current Report may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. The Company’s, Hyperfine’s and Liminal’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements may include, without limitation, the Company’s expectations with respect to the satisfaction of the closing conditions to the Business Combination and the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s, Hyperfine’s and Liminal’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the failure to satisfy the conditions to the consummation of the Business Combination or the PIPE financing; (2) the occurrence of any event, change or other circumstances, including the outcome of any legal proceedings that may be instituted against the Company, Hyperfine or Liminal that could give rise to the termination of the business combination agreement or could otherwise cause the transactions contemplated therein to fail to close; (3) the inability to obtain or maintain the listing of the combined company’s Class A common stock on the Nasdaq Stock Market, as applicable, following the Business Combination; (4) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (5) the inability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably and retain its key employees; (6) costs related to the Business Combination; (7) changes in applicable laws or regulations; (8) the inability of the combined company to raise financing in the future; (9) the success, cost and timing of the combined company’s product development and commercialization activities, including the degree that Swoop® is accepted and used by healthcare professionals; (10) the inability of the combined company to obtain and maintain regulatory clearance or approval for their products, and any related restrictions and limitations of any cleared or approved product; (11) the inability of the combined company to identify, in-license or acquire additional technology; (12) the inability of the combined company to maintain Hyperfine’s or Liminal’s existing or future license, manufacturing, supply and distribution agreements; (13) the inability of the combined company to compete with other companies currently marketing or engaged in the development of products and services that Hyperfine or Liminal is currently marketing or developing; (14) the size and growth potential of the markets for the combined company’s products and services, and its ability to serve those markets, either alone or in partnership with others; (15) the pricing of the combined company’s products and services and reimbursement for medical procedures conducted using the combined company’s products and services; (16) the combined company’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing; (17) the combined company’s financial performance; (18) the impact of COVID-19 on the combined company’s business and/or the ability of the parties to complete the Business Combination; and (19) other risks and uncertainties indicated from time to time in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 29, 2021, Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, filed with the SEC on November 18, 2021, the Proxy Statement/Prospectus relating to the Business Combination, and in the Company’s other filings with the SEC. The Company, Hyperfine and Liminal caution that the foregoing list of factors is not exclusive, and they caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company, Hyperfine and Liminal do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2021	HEALTHCOR CATALIO ACQUISITION CORP.

	By:	/s/ Arthur Cohen
	Name:	Arthur Cohen
	Title:	Chief Executive Officer